Shareholders and Board
   of Directors
UMB Scout Funds
Page 2









Report of Independent Registered
     Public Accounting Firm



Shareholders and Board
   of Directors
UMB Scout Funds
Kansas City, Missouri


In planning and performing our
audit of the financial
statements of the UMB Scout
Stock Fund, UMB Scout Growth
Fund, UMB Scout Mid Cap Fund,
UMB Scout Small Cap Fund, UMB
Scout International Fund, UMB
Scout Bond Fund, UMB Scout Money
Market Fund Federal and Prime
portfolios and UMB Scout
Tax-Free Money Market Fund all
the funds comprising the UMB
Scout Funds, hereafter referred
to as the Funds, as of and for
the year ended June 30, 2007, in
accordance with the standards of
the Public Company Accounting
Oversight Board United States,
we considered their internal
control over financial
reporting, including control
activities for safeguarding
securities, as a basis for
designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to
comply with the requirements of
Form N-SAR, but not for the
purpose of expressing an opinion
on the effectiveness of the
Funds internal control over
financial reporting.
Accordingly, we express no such
opinion.

The management of the Funds is
responsible for establishing and
maintaining effective internal
control over financial
reporting.  In fulfilling this
responsibility, estimates and
judgments by management are
required to assess the expected
benefits and related costs of
controls.  A companys internal
control over financial reporting
is a process designed to provide
reasonable assurance regarding
the reliability of financial
reporting and the preparation of
financial statements for
external purposes in accordance
with accounting principles
generally accepted in the United
States of America.  Such
internal control over financial
reporting includes policies and
procedures that provide
reasonable assurance regarding
prevention or timely detection
of unauthorized acquisition, use
or disposition of a companys
assets that could have a
material effect on the financial
statements.

Because of its inherent
limitations, internal control
over financial reporting may not
prevent or detect misstatements
Also, projection of any
evaluation of effectiveness to
future periods is subject to the
risk that controls may become
inadequate because of changes in
conditions or that the degree of
compliance with the policies or
procedures may deteriorate.

A control deficiency exists when
the design or operation of a
control does not allow
management or employees, in the
normal course of performing
their assigned functions, to
prevent or detect misstatements
on a timely basis.  A
significant deficiency is a
control deficiency, or
combination of control
deficiencies, that adversely
affects the Funds ability to
initiate, authorize, record,
process or report external
financial data reliably in
accordance with accounting
principles generally accepted in
the United States of America
such that there is more than a
remote likelihood that a
misstatement of the Funds annual
or interim financial statements
that is more than
inconsequential will not be
prevented or detected.  A
material weakness is a control
deficiency, or combination of
control deficiencies, that
results in more than a remote
likelihood that a material
misstatement of the annual or
interim financial statements
will not be prevented or
detected.

Our consideration of internal
control over financial reporting
would not necessarily disclose
all deficiencies in internal
control over financial reporting
that might be significant
deficiencies or material
weaknesses under standards
established by the Public
Company Accounting Oversight
Board United States.  However,
we noted no deficiencies in the
Funds internal control over
financial reporting and its
operation, including controls
for safeguarding securities,
that we consider to be material
weaknesses, as defined above, as
of June 30, 2007.



This report is intended solely
for the information and use of
management, the Board of
Directors of the Funds and the
Securities and Exchange
Commission, and is not intended
to be, and should not be, used
by anyone other than these
specified parties.



Houston, Texas
August 16, 2007